UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 12, 2024

BMO 2024-5C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002034419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

German American Capital Corporation

(Central Index Key number 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

LMF Commercial, LLC

(Central Index Key number 0001592182)

Argentic Real Estate Finance 2 LLC

(Central Index Key number 0001968416)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

UBS AG

(Central Index Key number 0001685185)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-15	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “September 12, 2024 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on September 12, 2024 under Commission File No. 333-255934-15 (SEC Accession No. 0001539497-24-001917), with respect to BMO 2024-5C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C6, as and to the extent described below. The purpose of this amendment is to replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the September 12, 2024 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which contains clerical and other minor revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.1 of the September 12, 2024 Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the September 12, 2024 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2024-5C6 – Form 8-K/A